Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by New York Mortgage Trust, Inc (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted during April 2024 through September 2024 on mortgage loans with origination dates from March 2023 through June 2024 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Business Purpose Scope (624 loans). The loans reviewed using the Business Purpose Scope are referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The final population of the Review covered 624 mortgage loans totaling an aggregate original principal balance of approximately $123.277 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	Guarantor 2 First Name	Original CLTV
Amortization Term	Guarantor 2 Last Name	Original HCLTV
Amortization Type	Has FTHB	Original Interest Rate
Appraisal As-Is Value	Hazard Insurance Annual Premium	Original Loan Amount
Appraised Value	Hazard Insurance Monthly Premium	Original LTV
Balloon Flag	Index Type	Original P&I
Blanket Mortgage?	Interest Collection Type	Original PITI
Borrower Birth Date	Interest Only	Original PITIA
Borrower Citizenship	Interest Only Period	Original Term
Borrower First Name	Interest Rate Change Frequency	Origination Channel
Borrower FTHB	Interest Rate Initial Cap	Other Financing Junior Total Original Loan Amount
Borrower Last Name	Interest Rate Life Cap	PITIA Reserves Months
Borrower Mailing City	Interest Rate Life Floor	Prepayment Penalty
Borrower Mailing State	Interest Rate Periodic Cap	Prepayment Penalty Period (months)
Borrower Mailing Street	Investor: Qualifying Total Debt Ratio	Prepayment Terms
Borrower Mailing Zip	Lender	Product Description
Borrower SSN	Lien Position	Property Type
City	Loan Property Count	Purpose
Coborrower First Name	LTV Valuation Value	Refi Purpose
Coborrower Last Name	Margin	Representative FICO

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Coborrower SSN	Maturity Date	State
Contract Sales Price	MERS Min Number	Street
Escrow Account	Monthly HOA Dues	Subject Debt Service Coverage Ratio
First Interest Rate Change Date	Monthly Taxes	Taxes and Insurance
First Payment Date	Mortgage Type	Total Cash-out
Flood Insurance Annual Premium	Note Date	Universal Loan Identifier (ULI)
Guarantor 1 First Name	Occupancy	Zip
Guarantor 1 Last Name	Original As-Is LTV

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.

▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.

▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.

▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.

▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.

▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.

▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.

▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

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▪	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Documents reviewed include the following items (* = where applicable):

Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1	Title Search Documentation
Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

BUSINESS PURPOSE & LIMITED COMPLIANCE REVIEW

Includes Business Purpose Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit, Compliance and Property/Valuation sections, 99.84% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	487	78.05%
B	136	21.79%
C	1	0.16%
D	0	0.00%
Total	624	100.00%

COMPLIANCE RESULTS SUMMARY

Please note that six hundred twelve (612) Business Purpose with no limited compliance review were not subjected to a compliance review and did not receive a compliance grade. Of the remaining twelve (12) mortgage loans, 100.00% by number received an “A” or “B” compliance grade.

NRSRO Grade	# Loans	% of All Loans	% of Mortgage Review Population
A	1	0.16%	8.33%
B	11	1.76%	91.67%
C	0	0.00%	0.00%
D	0	0.00%	0.00%
Compliance Not Run	612	98.08%	N/A
Total	624	100.00%	100.00%

CREDIT RESULTS SUMMARY

Six hundred twenty-three (623) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 99.84% of the mortgage loans by number received a Credit grade of “A”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	497	79.65%
B	126	20.19%
C	1	0.16%
D	0	0.00%
Total	624	100.00%

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PROPERTY/VALUATION RESULTS SUMMARY

All six hundred twenty-four (624) mortgage loans reviewed by AMC have a Property Grade of “B” or higher.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	624	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	624	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	18
		State Late Charge	4
		State Defect	3
		TRID Defect	1
		Total Compliance Grade (B) Exceptions:	26
Total Compliance Exceptions:			26
Credit	C	Guideline	1
		Total Credit Grade (C) Exceptions:	1
	B	Guideline	71
		Missing Document	29
		Loan Package Documentation	19
		Borrower and Mortgage Eligibility	14
		Asset	12
		Credit	5
		Business Purpose	5
		Hazard Insurance	2
		Document Inventory	1
		Insurance	1
		Loan Eligibility	1
		Property - Appraisal	1
		Title	1
		Total Credit Grade (B) Exceptions:	162
Total Credit Exceptions:			163
Total Property Exceptions:			0
Grand Total:			189

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 624 mortgage loans reviewed, 514 unique mortgage loans had 1,299 different tape discrepancies across 54 data fields (some mortgage loans had more than one data delta). The largest variances were found on Original P&I, Subject Debt Service Coverage Ratio and Original Interest Rate

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	4	144	2.78%	624
Amortization Term	1	476	0.21%	624
Amortization Type	0	117	0.00%	624
Appraisal As-Is Value	11	31	35.48%	624
Appraised Value	3	63	4.76%	624
Balloon Flag	0	7	0.00%	624
Blanket Mortgage?	31	61	50.82%	624
Borrower Birth Date	0	1	0.00%	624
Borrower Citizenship	43	83	51.81%	624
Borrower First Name	21	61	34.43%	624
Borrower FTHB	7	12	58.33%	624
Borrower Last Name	41	594	6.90%	624
Borrower Mailing City	0	1	0.00%	624
Borrower Mailing State	0	1	0.00%	624
Borrower Mailing Street	0	1	0.00%	624
Borrower Mailing Zip	0	1	0.00%	624
Borrower SSN	17	42	40.48%	624
City	3	623	0.48%	624
Coborrower First Name	1	3	33.33%	624
Coborrower Last Name	1	3	33.33%	624
Coborrower SSN	1	2	50.00%	624
Contract Sales Price	35	78	44.87%	624
Escrow Account	5	8	62.50%	624
First Interest Rate Change Date	0	4	0.00%	624
First Payment Date	6	424	1.42%	624
Flood Insurance Annual Premium	1	1	100.00%	624
Guarantor 1 First Name	0	61	0.00%	624
Guarantor 1 Last Name	1	61	1.64%	624
Guarantor 2 First Name	1	17	5.88%	624
Guarantor 2 Last Name	2	17	11.76%	624
Has FTHB	3	50	6.00%	624
Hazard Insurance Annual Premium	0	1	0.00%	624
Hazard Insurance Monthly Premium	1	6	16.67%	624
Index Type	0	5	0.00%	624
Interest Collection Type	59	61	96.72%	624
Interest Only	0	18	0.00%	624

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Interest Only Period	0	11	0.00%	624
Interest Rate Change Frequency	0	4	0.00%	624
Interest Rate Initial Cap	0	3	0.00%	624
Interest Rate Life Cap	0	2	0.00%	624
Interest Rate Life Floor	2	2	100.00%	624
Interest Rate Periodic Cap	0	2	0.00%	624
Investor: Qualifying Total Debt Ratio	27	51	52.94%	624
Lender	0	7	0.00%	624
Lien Position	0	62	0.00%	624
Loan Property Count	32	61	52.46%	624
LTV Valuation Value	5	47	10.64%	624
Margin	0	2	0.00%	624
Maturity Date	6	383	1.57%	624
MERS Min Number	0	1	0.00%	624
Monthly HOA Dues	1	6	16.67%	624
Monthly Taxes	4	10	40.00%	624
Mortgage Type	7	43	16.28%	624
Note Date	24	101	23.76%	624
Occupancy	1	84	1.19%	624
Original As-Is LTV	0	7	0.00%	624
Original CLTV	15	215	6.98%	624
Original HCLTV	0	1	0.00%	624
Original Interest Rate	103	622	16.56%	624
Original Loan Amount	8	624	1.28%	624
Original LTV	66	601	10.98%	624
Original P&I	321	541	59.33%	624
Original PITI	61	61	100.00%	624
Original PITIA	18	61	29.51%	624
Original Term	2	506	0.40%	624
Origination Channel	0	8	0.00%	624
Other Financing Junior Total Original Loan Amount	7	14	50.00%	624
PITIA Reserves Months	0	7	0.00%	624
Prepayment Penalty	0	18	0.00%	624
Prepayment Penalty Period (months)	0	30	0.00%	624
Prepayment Terms	16	71	22.54%	624
Product Description	0	7	0.00%	624
Property Type	30	147	20.41%	624
Purpose	2	616	0.32%	624
Refi Purpose	17	345	4.93%	624
Representative FICO	21	619	3.39%	624
State	1	620	0.16%	624
Street	17	618	2.75%	624
Subject Debt Service Coverage Ratio	169	600	28.17%	624
Taxes and Insurance	2	4	50.00%	624
Total Cash-out	12	13	92.31%	624
Universal Loan Identifier (ULI)	0	1	0.00%	624
Zip	3	620	0.48%	624
Total	1,299	11,618	11.18%	624

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ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	612	98.08%	$120,072,015.00	97.40%
Adjustable	12	1.92%	$3,205,150.00	2.60%
Total	624	100.00%	$123,277,165.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	624	100.00%	$123,277,165.00	100.00%
Total	624	100.00%	$123,277,165.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	300	48.08%	$57,605,789.00	46.73%
Limited Cash-Out	2	0.32%	$267,500.00	0.22%
Other-than-first-time Home Purchase	205	32.85%	$34,930,357.00	28.33%
Rate/Term Refinance - Borrower Initiated	117	18.75%	$30,473,519.00	24.72%
Total	624	100.00%	$123,277,165.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	623	99.84%	$121,765,165.00	98.77%
361+ Months	1	0.16%	$1,512,000.00	1.23%
Total	624	100.00%	$123,277,165.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	361	57.85%	$56,401,087.00	45.75%
Condo, Low Rise	19	3.04%	$2,523,200.00	2.05%
PUD	24	3.85%	$8,097,128.00	6.57%
Townhouse	1	0.16%	$252,000.00	0.20%
1 Family Attached	64	10.26%	$10,076,530.00	8.17%
2 Family	89	14.26%	$16,991,995.00	13.78%
3 Family	40	6.41%	$14,485,825.00	11.75%
4 Family	20	3.21%	$9,281,200.00	7.53%
5-10 Unit Multi-Family	2	0.32%	$878,500.00	0.71%
Unavailable	4	0.64%	$4,289,700.00	3.48%
Total	624	100.00%	$123,277,165.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	624	100.00%	$123,277,165.00	100.00%
Total	624	100.00%	$123,277,165.00	100.00%

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